UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2006

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 Lincoln Ave., Altadena, California		91001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-296-6310

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Direct Methanol Fuel Cell Corporation ("DMFCC"), a subsidiary of the Company, will have an exhibition booth at FC EXPO 2006, the Second International Hydrogen and Fuel Cell Expo, to be held January 25-27, 2006 at the Tokyo Big Sight exhibition hall in Tokyo, Japan.

DMFCC has prepared a brochure that will be handed out at the exhibition to prospective customers and partners. A transcript of the brochure is hereby incorporated by reference into this Item 7.01 and furnished as part of this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Direct Methanol Fuel Cell Corporation brochure.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

January 23, 2006	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Direct Methanol Fuel Cell Brochure